UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                  July 13, 2001


                                 USX Corporation
  -----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                1-5153                25-0996816
   ---------------        ----------------       -------------------
   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

 600 Grant Street, Pittsburgh, PA              15219-4776
 --------------------------------              ----------
 (Address of principal executive               (Zip Code)
             offices)

                                 (412) 433-1121
                         ------------------------------
                         (Registrant's telephone number,
                              including area code)

Item 7. Financial Statements and Exhibits

     (c) Exhibits

         99.1. Press Release - "U. S. Steel Group Sees Results Improved Over First Quarter"

Item 9. Regulation FD Disclosure

USX Corporation is furnishing information under Regulation FD for the July 13, 2001 press release titled "U. S. Steel Group Sees Results Improved Over
First Quarter". Attached is a copy of the press release in substantially the form released.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USX CORPORATION


By   /s/ Dan D. Sandman
     ---------------------------
     Dan D. Sandman
     General Counsel, Secretary and
     Senior Vice President - Human Resources & Public Affairs



Dated:  July 13, 2001